EXHIBIT 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2005

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Massa B. Cressall
Assistant VP, Strategy and Planning
Phone: (441) 278-0988
Fax: (441) 278-0493
email: mcressall@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2004.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2004 and December 31, 2003, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.
•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.
•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

Endurance
Reinsurance
Corporation of
America

(Principal Operation - New York)

President -

William Jewett

Endurance Specialty

Insurance Ltd.

(Principal Operation - Bermuda)

President -

David Cash

Endurance

Services Limited

(Principal Operation - New York)

Chairman, Underwriting
Committee -

Steven Carlsen

President -

John O’Connor

Endurance Worldwide
Insurance Limited

(Principal Operation - London)

Chief Executive Officer -

Mark Boucher

Endurance Insurance
Operations

President -

Michael Fujii

Chairman, President and Chief Executive Officer - Kenneth LeStrange

Chief Financial Officer - James Kroner     Chief Actuary and Chief Risk Officer - David Cash

General Counsel - John Del Col

Endurance Specialty Holdings Ltd.

ENDURANCE SPECIALTY HOLDINGS LTD.

ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.

CORPORATE  ORGANIZATION CHART

Endurance Specialty Holdings Ltd.

(Bermuda)

Endurance
Specialty
Insurance Ltd.

(Bermuda)

Endurance

Services
Limited

(U.K.)

Endurance
U.S. Holdings
Corp.

(U.S.)

Endurance

Worldwide
Holdings
Limited
(U.K.)

Endurance
Worldwide
Insurance
Limited

(U.K.)

Endurance
Specialty
Insurance
Marketing
Corp.

(U.S.)

Endurance
Elite
Assurance
Company

(Bermuda)

Endurance
Reinsurance
Corporation of
America

(U.S.)

iii

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED MARCH 31,		Previous Quarter Change
		2005	2004
HIGHLIGHTS	Net income	$96,259	$100,872	(4.6)%
	Operating income [a]	102,673	98,685	4.0%
	Gross premiums written	702,491	720,631	(2.5)%
	Net premiums earned	437,598	415,826	5.2%
	Total assets	5,695,088	4,127,517	38.0%
	Total shareholders’ equity	1,882,640	1,763,103	6.8%

PER SHARE	Basic earnings per share
AND SHARES DATA	Net income (as reported)	$1.57	$1.57	(0.2)%
	Operating income (as reported) [a]	$1.68	$1.54	8.8%
	Diluted earnings per share
	Net income (as reported)	$1.45	$1.47	(1.1)%
	Operating income (as reported) [a]	$1.55	$1.44	7.8%

As Reported	Weighted average common shares outstanding	61,292	64,084	(4.4)%
	Weighted average common shares outstanding and dilutive potential common shares	66,166	68,555	(3.5)%

Book Value	Book value [b]	$30.94	$27.48	12.6%
Per Share	Diluted book value (treasury stock method) [b]	$28.23	$25.51	10.7%

FINANCIAL RATIOS	Return on average equity (ROAE), net income [c]	5.1%	5.9%	(0.8)%
	ROAE, operating income [a] [c]	5.5%	5.8%	(0.3)%
	Return on beginning equity (ROBE), net income	5.2%	6.1%	(1.0)%
	ROBE, operating income [a]	5.5%	6.0%	(0.5)%

	Annualized ROAE, net income [c]	20.6%	23.7%	(3.1)%
	Annualized ROAE, operating income [a] [c]	21.9%	23.2%	(1.2)%
	Annualized ROBE, net income	20.7%	24.5%	(3.9)%
	Annualized ROBE, operating income [a]	22.1%	24.0%	(1.9)%
	Annualized investment yield	4.0%	3.6%	0.4%

	Loss ratio	57.4%	53.4%	4.0%

GAAP	Acquisition expense ratio	19.8%	20.6%	(0.8)%
	General and administrative expense ratio	7.7%	7.6%	0.1%
	Combined ratio	84.9%	81.6%	3.3%

STAT	Acquisition expense ratio	18.5%	20.0%	(1.5)%
	General and administrative expense ratio	4.8%	4.4%	0.4%
	Combined ratio	80.7%	77.8%	2.9%

______________
[a]

Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 14 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 16.
[c]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME

	QUARTER ENDED MARCH 31,
	2005	2004	YEAR ENDED DEC. 31, 2004
UNDERWRITING REVENUES
Gross premiums written	$702,491	$720,631	$1,711,357
Premiums ceded	(3,313)	(3,624)	(14,337)
Net premiums written	699,178	717,007	1,697,020
Change in unearned premiums	(261,580)	(301,181)	(64,420)
Net premiums earned	$437,598	$415,826	$1,632,600
Other underwriting income	171	—	—
Total underwriting revenues	437,769	415,826	1,632,600
UNDERWRITING EXPENSES
Losses and loss expenses	$251,059	$222,009	$937,330
Acquisition expenses	86,775	85,518	329,784
General and administrative expenses	33,546	31,767	133,725
Total underwriting expenses	371,380	339,294	1,400,839
Underwriting income	$66,389	$76,532	$231,761
OTHER OPERATING REVENUE/EXPENSES
Net investment income	$40,011	$24,675	$122,059
Interest expense	(5,471)	(828)	(9,959)
Amortization of intangibles	(1,220)	(944)	(3,990)
Total other operating revenue/expenses	$33,320	$22,903	$108,110
INCOME BEFORE OTHER ITEMS	99,709	99,435	339,871
OTHER
Net foreign exchange (losses) gains	($2,421)	($3,159)	($214)
Net realized (losses) gains on investments	(4,453)	5,176	6,130
Income tax benefit (expense)	3,424	(580)	9,797
NET INCOME	$96,259	$100,872	$355,584
KEY RATIOS/PER SHARE DATA
Loss ratio	57.4%	53.4%	57.4%
Acquisition expense ratio	19.8%	20.6%	20.2%
General and administrative expense ratio	7.7%	7.6%	8.2%
Combined ratio	84.9%	81.6%	85.8%
Weighted average basic shares outstanding	61,292	64,084	62,781
Weighted average dilutive shares outstanding	66,166	68,555	67,283
Basic EPS	$1.57	$1.57	$5.66
Diluted EPS	$1.45	$1.47	$5.28
ROAE [a]	5.1%	5.9%	20.3%
______________
[a]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2005	DEC. 31, 2004
ASSETS
Cash and cash equivalents	$273,785	$271,143
Fixed maturity investments available for sale, at fair value	3,673,191	3,578,174
Investments in other ventures, under equity method	108,536	91,036
Premiums receivable, net	847,327	545,352
Deferred acquisition costs	238,182	195,419
Securities lending collateral	404,673	407,527
Prepaid reinsurance premiums	5,990	5,248
Losses recoverable	12,434	12,203
Accrued investment income	32,166	28,378
Intangible assets	42,364	47,107
Other assets	56,440	44,251
TOTAL ASSETS	$5,695,088	$5,225,838

LIABILITIES
Reserve for losses and loss expenses	$1,706,957	$1,549,661
Reserve for unearned premiums	1,157,973	897,605
Deposit liabilities	56,108	—
Reinsurance balances payable	67,319	70,507
Securities lending payable	404,673	407,527
Debt	391,286	391,280
Other liabilities	28,132	46,803
TOTAL LIABILITIES	$3,812,448	$3,363,383
SHAREHOLDERS’ EQUITY
Common shares 60,579 issued and outstanding (2004 - 61,255)	$60,579	$61,255
Additional paid-in capital	1,091,722	1,111,633
Accumulated other comprehensive (loss) income	(662)	39,473
Retained earnings	731,001	650,094
TOTAL SHAREHOLDERS’ EQUITY	$1,882,640	$1,862,455
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,695,088	$5,225,838

Book value per share	$30.94	$30.30
Diluted book value per share (treasury stock method)	$28.23	$27.91

RATIOS
Debt-to-capital	17.2%	17.4%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION

FOR THE QUARTER ENDED MARCH 31, 2005

Gross Premiums Written = $788 million [a]

Property
48%

Other Specialty
8%

Insurance
15%

Reinsurance
85%

Casualty
44%

Other
26%

Willis
10%

Aon
27%

Marsh
24%

Benfield
13%

[a]           Prior to deposit accounting adjustments.

Source of Business

Type of Business

Broker Distribution

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

FOR THE QUARTER ENDED MARCH 31, 2005

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$171,290	$110,690	$251,543	$23,374	$47,690	$183,526	$788,113	($85,622)	$702,491
Net premiums written	$171,290	$110,690	$249,783	$23,149	$47,781	$182,107	$784,800	($85,622)	$699,178
Net premiums earned	$118,585	$58,899	$118,044	$27,197	$60,464	$65,065	$448,254	($10,656)	$437,598
Other underwriting income	—	—	—	—	—	—	—	171	171
Total underwriting revenues	$118,585	$58,899	$118,044	$27,197	$60,464	$65,065	$448,254	($10,485)	$437,769

UNDERWRITING EXPENSES
Losses and loss expenses	$44,531	$10,770	$79,138	$39,332	$37,450	$45,715	$256,936	($5,877)	$251,059
Acquisition expenses	32,423	7,296	29,753	3,470	4,625	12,920	90,487	(3,712)	86,775
General and administrative expenses	6,616	4,806	9,304	2,224	3,093	7,503	33,546	—	33,546
Total expenses	83,570	22,872	118,195	45,026	45,168	66,138	380,969	(9,589)	371,380

UNDERWRITING INCOME (LOSS)	$35,015	$36,027	($151)	($17,829)	$15,296	($1,073)	$67,285	($896)	$66,389

GAAP RATIOS
Loss ratio	37.6%	18.3%	67.0%	144.6%	61.9%	70.3%	57.3%	55.2%	57.4%
Acquisition expense ratio	27.3%	12.4%	25.2%	12.8%	7.6%	19.9%	20.2%	34.8%	19.8%
General and administrative expense ratio	5.6%	8.2%	7.9%	8.2%	5.1%	11.5%	7.5%	—	7.7%
Combined ratio	70.5%	38.9%	100.1%	165.6%	74.6%	101.7%	85.0%	90.0%	84.9%

STATUTORY RATIOS
Loss ratio	37.6%	18.3%	67.0%	144.6%	61.9%	70.3%	57.3%	55.2%	57.4%
Acquisition expense ratio	24.4%	11.2%	26.2%	11.5%	1.7%	19.1%	20.1%	33.0%	18.5%
General and administrative expense ratio	3.9%	4.3%	3.7%	9.6%	6.5%	4.1%	4.3%	—	4.8%
Combined ratio	65.9%	33.8%	96.9%	165.7%	70.1%	93.5%	81.7%	88.2%	80.7%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA

FOR THE QUARTER ENDED MARCH 31, 2005

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
UNDERWRITING REVENUES
Gross premiums written	$136,432	$110,690	$204,462	$23,374	$47,690	$179,843	$702,491
Net premiums written	$136,432	$110,690	$202,702	$23,149	$47,781	$178,424	$699,178
Net premiums earned	$110,762	$58,899	$115,364	$27,197	$60,464	$64,912	$437,598
Other underwriting income	140	—	19	—	—	12	171
Total underwriting revenues	110,902	58,899	115,383	27,197	60,464	64,924	437,769

UNDERWRITING EXPENSES
Losses and loss expenses	$40,220	$10,770	$77,640	$39,332	$37,450	$45,647	$251,059
Acquisition expenses	29,971	7,296	28,552	3,470	4,625	12,861	86,775
General and administrative expenses	6,616	4,806	9,304	2,224	3,093	7,503	33,546
Total expenses	76,807	22,872	115,496	45,026	45,168	66,011	371,380
UNDERWRITING INCOME (LOSS)	$34,095	$36,027	($113)	($17,829)	$15,296	($1,087)	$66,389

GAAP RATIOS
Loss ratio	36.3%	18.3%	67.3%	144.6%	61.9%	70.3%	57.4%
Acquisition expense ratio	27.1%	12.4%	24.7%	12.8%	7.6%	19.8%	19.8%
General and administrative expense ratio	6.0%	8.2%	8.1%	8.2%	5.1%	11.6%	7.7%
Combined ratio	69.4%	38.9%	100.1%	165.6%	74.6%	101.7%	84.9%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
UNDERWRITING REVENUES
Gross premiums written	$171,290	$110,690	$251,543	$23,374	$47,690	$183,526	$788,113
Net premiums written	$171,290	$110,690	$249,783	$23,149	$47,781	$182,107	$784,800
Net premiums earned	$118,585	$58,899	$118,044	$27,197	$60,464	$65,065	$448,254

UNDERWRITING EXPENSES
Losses and loss expenses	$44,531	$10,770	$79,138	$39,332	$37,450	$45,715	$256,936
Acquisition expenses	32,423	7,296	29,753	3,470	4,625	12,920	90,487
General and administrative expenses	6,616	4,806	9,304	2,224	3,093	7,503	33,546
Total expenses	83,570	22,872	118,195	45,026	45,168	66,138	380,969
UNDERWRITING INCOME (LOSS)	$35,015	$36,027	($151)	($17,829)	$15,296	($1,073)	$67,285
GAAP RATIOS
Loss ratio	37.6%	18.3%	67.0%	144.6%	61.9%	70.3%	57.3%
Acquisition expense ratio	27.3%	12.4%	25.2%	12.8%	7.6%	19.9%	20.2%
General and administrative expense ratio	5.6%	8.2%	7.9%	8.2%	5.1%	11.5%	7.5%
Combined ratio	70.5%	38.9%	100.1%	165.6%	74.6%	101.7%	85.0%

ENDURANCE SPECIALTY HOLDINGS LTD.

PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW

	2Q 2004	3Q 2004	4Q 2004	1Q 2005
Unrealized holding gains (losses) on investments, period end	($25,058)	$16,091	$7,687	($31,797)
Operating cash flow	$319,167	$306,683	$263,020	$220,080

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

	THREE MONTHS ENDED MAR. 31, 2005
Average equity [a]	$1,872,548
Net premiums earned	$437,598
Combined ratio	84.9%
Operating margin	15.1%
Premium leverage	0.23	x
Implied ROAE from underwriting activity	3.5%
Average invested assets at amortized cost	$4,009,987
Investment leverage	2.14	x
Year to date investment income yield, pretax	1.0%
Implied ROAE from investment activity	2.1%
Implied Pre-tax Operating ROAE, for period	5.6%
Implied Pre-tax Operating ROAE, annualized	22.5%

______________
[a]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED OPERATING & INVESTMENT LEVERAGE

											Year Ended December 31,
	1Q 2004		2Q 2004		3Q 2004		4Q 2004		1Q 2005		2004		2003
Average equity	$1,703,959		$1,747,187		$1,751,048		$1,816,640		$1,872,548		$1,753,635		$1,431,158
Net premiums earned	$415,826		$395,987		$409,487		$411,300		$437,598		$1,632,600		$1,173,947
Operating leverage	0.24	x	0.23	x	0.23	x	0.23	x	0.23	x	0.93	x	0.82	x
Annualized operating leverage	0.98	x	0.91	x	0.94	x	0.91	x	0.93	x	0.93	x	0.82	x
Avg. invested assets at amortized cost	$2,781,759		$3,010,450		$3,343,785		$3,744,102		$4,009,987		$3,277,276		$2,124,518
Investment leverage	1.63	x	1.72	x	1.91	x	2.06	x	2.14	x	1.87	x	1.48	x

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF MARCH 31, 2005

Type of Investment	Fair Value	Percentage
Cash and equivalents	$273,785	6.8%
U.S. government and agencies	1,158,818	28.6%
Corporate securities	651,333	16.1%
Foreign government	207,266	5.1%
Municipals	161,312	4.0%
Asset-backed securities	398,096	9.8%
Mortgage-backed securities	1,096,366	27.0%
Investments in other ventures	108,536	2.7%
Total	$4,055,512	100.0%

Ratings	Fair Value	Percentage
U.S. Government and agencies	$1,158,818	28.6%
AAA/Aaa	2,171,538	53.5%
AA/Aa	206,448	5.1%
A/A	410,172	10.1%
BBB and below	—	—
Investments in other ventures/Not rated	108,536	2.7%
Total	$4,055,512	100.0%

Performance	Mar. 31, 2005
Annualized yield, year to date [a]	4.0%
Duration [b]	2.91

Investment Income	Year Ended Dec. 31, 2004	Quarter Ended Mar. 31, 2005
Total net investment income	$122,059	$40,011

______________

Note:  Cash, cash equivalents and short terms are shown net of investments pending settlement.

[a] Annualized yield excludes realized and unrealized gains and losses on fixed maturity investments

[b] Duration excludes investments in other ventures

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER ENDED MARCH 31, 2004	QUARTER ENDED JUNE 30, 2004	QUARTER ENDED SEPT. 30, 2004	QUARTER ENDED DEC. 31, 2004	QUARTER ENDED MARCH 31, 2005
Incurred related to:
Current year	$241,381	$229,900	$359,187	$243,542	$297,060
Prior years	(19,372)	(40,692)	(50,932)	(25,684)	(46,001)
Total incurred	222,009	189,208	308,255	217,858	251,059

Paid related to:
Current year	(2,752)	(11,027)	(28,056)	(76,606)	($3,021)
Prior years	(32,819)	(27,076)	(21,801)	(36,557)	(86,769)
Total paid	(35,571)	(38,103)	(49,857)	(113,163)	(89,790)

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
AT MARCH 31, 2005
Case reserves	$166,599	$41,414	$90,638	$56,368	$5,002	$87,815	$447,836
Total reserves	378,154	69,922	536,538	100,458	337,547	284,338	1,706,957
Case reserves / Total reserves	44.1%	59.2%	16.9%	56.1%	1.5%	30.9%	26.2%

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED MARCH 31,
		2005	2004
DILUTIVE SHARES	Average market price per share	$34.23	$34.20
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding	61,292	64,084

	Add: weighted ave. unvested restricted share units	587	74
	Weighted average exercise price per share	—	—
	Proceeds from unrecognized restricted share unit expense	$13,335	$5,762
	Less: restricted share units bought back via treasury method	(390)	(74)

	Add: weighted ave. dilutive warrants outstanding	7,202	7,243
	Weighted average exercise price per share	$18.62	$19.50
	Less: warrants bought back via treasury method	(3,917)	(4,130)

	Add: weighted ave. dilutive options outstanding	3,239	3,423
	Weighted average exercise price per share	$19.18	$19.79
	Proceeds from unrecognized option expense	$1,107	$2,882
	Less: options bought back via treasury method	(1,847)	(2,065)
	Weighted average dilutive shares outstanding	66,166	68,555

______________
Note:

Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION

EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTER ENDED MARCH 31,
	2005	2004
Net income	$96,259	$100,872
Add (Less) after-tax items:
Net foreign exchange losses (gains)	2,292	2,415
Net realized losses (gains) on investments	4,122	(4,602)
Operating income	$102,673	$98,685

Weighted average common shares outstanding
Basic	61,292	64,084
Dilutive	66,166	68,555

Basic per share data
Net income	$1.57	$1.57
Add (Less) after-tax items:
Net foreign exchange (gains) losses	0.04	0.04
Net realized (gains) losses on investments	0.07	(0.07)
Operating income	$1.68	$1.54

Diluted per share data
Net income	$1.45	$1.47
Add (Less) after-tax items:
Net foreign exchange (gains) losses	0.03	0.04
Net realized (gains) losses on investments	0.06	(0.07)
Operating income	$1.55	$1.44

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$44.00	$45.00
66,261	66,416	66,563	66,703	66,835	66,960	67,080	67,194	67,302	67,406	67,505

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		MARCH 31,
		2005	2004	DEC. 31, 2004
DILUTIVE SHARES OUTSTANDING:	Price per share at period end	$37.84	$35.54	$34.20
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	60,858	64,159	61,473
	Add: unvested restricted share units	576	196	596
	Add: dilutive warrants outstanding	7,202	7,243	7,202
	Weighted average exercise price per share	$18.62	$19.50	$18.87
	Add: dilutive options outstanding	3,222	3,372	3,204
	Weighted average exercise price per share	$19.18	$19.76	$18.91

	Book Value	$1,882,640	$1,763,103	$1,862,455
	Add: proceeds from converted warrants	134,108	141,236	135,908
	Add: proceeds from converted options	61,822	66,629	60,582
	Pro forma book value	$2,078,569	$1,970,969	$2,058,945
	Dilutive shares outstanding	71,859	74,970	72,475
	Basic book value per share	$30.94	$27.48	$30.30
	Diluted book value per share	$28.93	$26.29	$28.41
DILUTIVE SHARES	Price per share at period end	$37.84	$35.54	$34.20
OUTSTANDING:
TREASURY STOCK	Basic common shares outstanding [b]	60,858	64,159	61,473
METHOD
	Add: unvested restricted share units	576	196	596
	Add: dilutive warrants outstanding	7,202	7,243	7,202
	Weighted average exercise price per share	$18.62	$19.50	$18.87
	Less: warrants bought back via treasury method	(3,544)	(3,974)	(3,974)
	Add: dilutive options outstanding	3,222	3,372	3,204
	Weighted average exercise price per share	$19.18	$19.76	$18.91
	Less: options bought back via treasury method	(1,634)	(1,875)	(1,771)
	Dilutive shares outstanding	66,681	69,121	66,729
	Basic book value per share	$30.94	$27.48	$30.30
	Diluted book value per share	$28.23	$25.51	$27.91

______________
[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]       Basic common shares include vested restricted share units.

ENDURANCE SPECIALTY HOLDINGS LTD.

GROWTH IN BOOK VALUE PER SHARE

	QUARTER ENDED MARCH 31, 2005	YEAR ENDED DECEMBER 31,
		2004	2003	2002

Net Income	$96,259	$355,584	$263,437	$102,066
Dividends Paid	(15,143)	(50,346)	(20,505)	—
Shareholders’ Equity	1,882,640	1,862,455	1,644,815	1,217,500
Return on Beginning Equity	5.2%	21.6%	21.6%
Dividend Payout Ratio [a]	0.8%	3.1%	1.7%

Dilutive Shares Outstanding	66,681	66,729	68,445	56,017
Diluted Book Value Per Share (treasury stock method)	$28.23	$27.91	$24.03	$21.73
Growth in Diluted Book Value Per Share	1.2%	16.1%	10.6%
Total Return to Shareholders [b]	2.0%	19.2%	12.3%

[a]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[b]	Total return to shareholders is calculated as the sum of Growth in Diluted Book Value Per Share and the Dividend Payout Ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 14 for a reconciliation of operating income to net income.

Return on Equity (ROE) is comprised using the average equity calculated as the arithmetic average of the beginning and ending equity balances for stated periods. The Company presents ROE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 16 for a reconciliation of diluted book value per share to basic book value per share.